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                                                                    Exhibit 23.1

THE BOARD OF DIRECTORS
GLOBAL MAINTECH CORPORATION

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 17, 1999